innovus pharma

Corporate Presentation

January 6, 2017

innovus pharma

(OTCQB: INNV)

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Overview

Innovus Pharma is an emerging leader in OTC and consumer products for men's and women's health, respiratory diseases and vitality. The Company generates revenues from its lead products:

- ✓ BTH® Testosterone Booster
- ✓ Zestra® for female arousal
- ✓ Zestra Glide®
- ✓ EjectDelay® for premature ejaculation
- ✓ Sensum+® to help with reduced penile sensitivity
- ✓ Vesele® for promoting sexual health
- ✓ BTH® Ketones
- ✓ BTH® Krill Oil
- ✓ BTH® Omega 3 Fish Oil
- ✓ RecalMax™ for promotion of brain and cognitive health
- ✓ Androferti® (US and Canada supports overall male reproductive health and sperm quality
- ✓ BTH® Vision Formula
- ✓ BTH® Blood Sugar
- ✓ BTH® Colon Cleanse
- ✓ UriVarx ™ for Bladder Health
- ✓ FlutiCare™ OTC for Allergic Rhinitis (pending U.S. FDA approval)



Vesele
EJECTDELAY
Zestra
BEYOND HUMAN
TESTOSTERONE BOOSTER
BEYOND HUMAN
OMEGA 3 FISH OIL EPA/DHA
Clinically Proven
Bladder
Control
UriVarx
RecalMax
BEYOND HUMAN
BLOOD SUGAR SUPPORT
GREEN COFFEE
GCBE
RASPBERRY KETONE
Colon Cleanse
Vision Formula
BEYOND HUMAN
Krill Oil
Sensum+

Key Metrics

Symbol:	INNV
Exchange:	OTC.QB
Recent Close	$0.20 (12/30/16)
52 Week Range	$0.06 - $0.66
Avg 3M Vol.	~0.5M
Shares Outstanding	121.7M
Market Cap	$24.3M (12/30/16)

Innovus Pharma

- Based in San Diego, Innovus Pharma is an emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- Generate revenues from seventeen commercial products on a worldwide basis.

- Achieved positive operating cash flow in 2Q 2016 and expect to be profitable exiting 2017

- Grow by acquiring or in-licensing high value, revenue generating assets in men's and women's health and respiratory diseases

Innovus Pharma's Future Value Proposition: 'Base Plus Plus Plus…'



Plus
Ex-US Sales
Plus
Expansive M&A and Product Pipeline
Multiplier Effect
Plus
Rx-OTC Switches
>$20 billion potential market
Base Guidance
Expected Profitability with $15M in Revenues for 2017 Excluding any Revenues from FlutiCare
Expanding Global Markets Through Partnerships
Consumer Care Products + Branded ANDAs + Powerful Beyond Human Direct to Consumer Platform Reaching 20-30 million consumers on a monthly basis

innovus pharma

Commercial Portfolio

Men's Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
Androferti®	Increase in sperm count and motility	US
BTH® Testosterone Booster	Male Vitality	US
RecalMax™	Brain Health	US

innovus pharma

Commercial Portfolio

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in Sexual & Cognitive Health	US, UK
RecalMax™	Brain Health	US
UriVarx™	Bladder Health & Control	US

Drug Product Pipeline

Respiratory Franchise

Product	Indication	Status
FlutiCare™	Allergic Rhinitis	Awaiting FDA approval

2017 US Anticipated Product Launches

Product	Indication	Timeline Expected
Xyralid®	Hemorrhoids	H1 2017
AllerVarx™	Allergic Rhinitis Symptoms	H1 2017
Androvit®	Prostate and Sexual Health	H2 2017
Urocis® XR	Urinary Tract Infections	H2 2017
FlutiCare™	Allergic Rhinitis	H2 2017*

*Subject to FDA Approval.

Target Markets

Target Markets

> $4B


Zestra
Vesele
BEYOND HUMAN
TESTOSTERONE BOOSTER
RecalMax
EJECTDELAY

Female Sexual Dysfunction
$1B

Premature Ejaculation
Reduced Penile Sensitivity
Testosterone Replacement
Urology
$1B

Allergic Rhinitis
$1B

Brain Health
$1B

Past Rx-to-OTC Switch Economics


All other
$0.24B
NASONEX
$1.2B
GRx
Fluticasone
$2.9B

Nasals – In Process of Switching

Brand	Rx Sales Prior to Switch	OTC Brand Sales
Nasacort®	$240M	$150M
Flonase®	$2.9B	>$0.5B*
Nasonex®	$1.2B	Future Switch

FlutiCare

Innovus Pharma owns the rights to FlutiCare™ OTC switch currently expected to be launched in the US in H2 2017 pending FDA approval of the ANDA

Sources: IMS 2015, Wolters Kluwer Health 2006, IRI MULO 2015

* Expected based on GSK and Bayer Reported Sales in their public filings, Perigo public presentation 2015

More Than $32B Potential Market Opportunity in Rx-to-OTC Potential Switches



RELPAX®
All others 20%
9%
GRx Rizatriptan 18%
GRx Sumatriptan 53%

Migraines

(Triptan category)

- ✓ *Migraine underdeveloped OTC category*
- ✓ *Sumatriptan OTC in the UK*

$4.3B



All others
9%
Cialis
44%
VIAGRA
47%

Erectile Dysfunction

(Oral dosage forms)

- ✓ *Lilly Strikes Licensing Deal with Sanofi for OTC Cialis in May 2014*
- ✓ *April 2019, Pfizer loses patent Ion Viagra*

$3.4B



All Other 20%
GRx Tamsulosin 65%
GRx Finasteride 15%

BPH

(All strengths/forms)

- ✓ *BI completed a phase 2 AUT for Flomax® in a simulated OTC environment in July 2013*

$6.0B



All Other 24%
Vesicare
36%
Detrol LA
21%
GRx Oxybutynin 19%

Overactive Bladder

(All strengths/forms)

- ✓ *Oxytrol® for Women approved for OTC use in January 2013 creating a new OTC segment at retail*
- ✓ *LOE dates approaching on blockbuster drugs could prompt additional switches*

$3.3B

Sources: IMS 2015, Wolters Kluwer Health 2006, IRI MULO 2015;
* Expected based on GSK and Bayer Reported Sales in their public filings, Perigo public presentation 2015

Commercialization Overview

> $500M IN POTENTIAL SALES MILESTONES


ORIMED
PHARMA
DanaLife ApS
innovus pharma
EUROP
tramorgan
OZ biogenics
Towards Healthier Future
سوطيما
Sothema
KLAB
ELIS
PHARMACEUTICALS
vation Pharm
lb resources
AFRICA
tabuk
تبوك
BroadMed
SOUTH
AMERICA
AUST

65 COUNTRIES

14 PARTNERS

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Science Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Robert E. Hoffman
EVP & CFO

Randy Berholtz
EVP, Corporate Development and General Counsel

Rauly Gutierrez
VP of Finance

Board of Directors

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Advisory Board

Hans Christinger

* Pharmacopeia, LIGAND, genzyme A SANOFI COMPANY, Pfizer, Abbott, Genentech, Mitsubishi Tanabe Pharma, Arena, APRICUS BIO, Roche

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

2016 Accomplishments

- ***Q3 2016 Revenues Increased to $1.9M***
- ***YTD Through 3Q2016 Revenues of $3.1M***
- ***Grew Pipeline to 17 Commercialized Products and 5 Pipeline Products***
  - ***Commercial***: Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®,UriVarx™, BTH® Testosterone, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones, RecalMax™, BTH® Krill Oil, BTH® Omega 3 Fish Oil
  - ***Pipeline:*** Fluticare™ OTC, Xyralid®, AllerVarx ™, Androvit® and Urocis® XR
- ***Acquisition of Beyond Human Franchise***
  - Product sold over $1.3M in 2014 and over $2.2M in 2015
  - Completed acquisition in March 2016
- ***In-licensed Urox® Formulation for Overactive Bladder and Urinary Incontinence***
  - Launched under the name UriVarx™ in the US in December 2016
- ***In-licensed Lertal® Tablets for Allergic Rhinitis Symptoms***
  - Expect to launch under the name AllerVarx™ in the US in H2 2017
- ***Signed 11 Commercial Partnerships***
  - 11 commercial partnerships signed with over $500M in potential sales milestones plus royalties in 65 countries
- ***Strengthened our Financials***
  - Raised over $5M

Why Invest in Innovus?

Well Positioned for Rapid Growth with > $500M in Potential Sales Milestones

2016-Q3: $1.9M Revenues
Thru 3Q2016: $3.1M Revenues
2017E: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot
OTCQB: INNV



Net Revenues
Revenues in Millions
16
14
12
10
8
6
4
2
0
2015
2016 E
2017 E

innovus pharma

Financial Snapshot
OTCQB: INNV



2016 Gross Margin by Quarter
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
74.2%
82.4%
Gross Margins
Q1 2016
Q2 2016
Q3 2016

innovus pharma

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis


DESIGN 2
FlutiCare


30" PDQ
NEW!
FlutiCare
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF
WITHOUT A PRESCRIPTION


A. BASE GRAPHIC FRONTAL VIEW
FlutiCare
24HR


COUNTER DISPLAY
NEW!
FlutiCare
FlutiCare


SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare™
Fluticasone Propionate
Nasal Spray, USP, 50 mcg
NASAL ALLERGY
SYMPTOM RELIEVER
24HR
RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
FlutiCare™
120 SPRAYS

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- ANDA filed by our manufacturer end of 2014 - Awaiting FDA Approval
- #1 form used and prescribed by patients[1]
- Engrained in patients' allergy management
- Effective and safe
- Expected launch 2H 2017 pending FDA approval



NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007*



>177M
2M



Only 2 million Flonase units dispensed since 2007*

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

innovus pharma

* IMS Health Data

FlutiCare™ Commercial – US Plan

Innovus Pharma is well established as vendor of record

- Tier 1-85% of Allergy Category Sales

- Tier 2 - 15% of Allergy Category Sales

innovus pharma

FlutiCare™ Commercial – US Plan

Innovus Pharma is a leader in Direct to Consumer Sales & Marketing

Leverage Beyond Human™ Sales & Marketing Platform

- *Print Media (in ~3,000 newspapers and magazines reaching between 20-30 million consumers on a monthly basis)*
- *~2 million consumer subscribers*
- *Extensive online presence with over 65 websites*

innovus pharma

Why Invest in Innovus

- **Commercial-Stage Revenue Generating Company**
  - $1.9 million in revenues reported in Q3 2016
  - $3.1 million in revenues YTD through Q3 2016
  - 17 commercial products in multiple high value markets
  - High value product pipeline targeting over $1 billion US market
- **High Growth & Revenues**
  - $15 million in projected revenues for 2017 (excluding any revenue from FlutiCare™)
- **Multiple 2017 Milestones**
  - FDA potential approval of FlutiCare™ ANDA
  - Five new product launches expected 2017 (FlutiCare™ OTC, Xyralid®, AllerVarx ™, Androvit® and Urocis® XR)
  - Expecting profitability exiting 2017
- **Unique Business Strategy and Niche Market**
  - Robust Beyond Human Direct to Consumer Sales & Marketing Platform (reaching 20 - 30 million consumers/month)
  - Clinically-proven products with established sales channels
  - Leader in direct to consumer sales and marketing
- **Experienced and Proven Management Team**

Contact

Bassam Damaj, Ph.D.
President & CEO

Robert E. Hoffman
EVP & CFO

+1 858.964.5123
bdamaj@innovuspharma.com
rhoffman@innovuspharma.com

innovus pharma